UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 7, 2008

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	2200 Arthur Kill Road Staten Island, NY	10309-1202
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2008, the Board of Directors of Precision Aerospace Components, Inc. (the “Company”), elected Donald G. Barger Jr. to be a member of the Company’s Board of Directors.  It is expected that Mr. Barger will become a member of the Company’s Audit Committee.

Donald G. Barger, Jr., age 65. Mr. Barger served as advisor to the CEO of YRC Worldwide Inc. (“YRCW”), a publicly held company specializing in the transportation of goods and materials, from September 2007 until his retirement in February 2008.  Until September 2007, he was Executive Vice President and Chief Financial Officer of YRCW.  He joined YRCW’s predecessor company, Yellow Corporation (“Yellow”), in December 2000 as Senior Vice President and Chief Financial Officer.  Prior to joining Yellow, he served as Vice President and Chief Financial Officer of Hillenbrand Industries Inc. (“Hillenbrand”), a publicly held company serving the healthcare and funeral services industries, from March 1998 until December 2000.  Mr. Barger was also Vice President, Chief Financial Officer of Worthington Industries, Inc., a publicly held manufacturer of metal and plastic products and processed steel products, from September 1993 until joining Hillenbrand.  Mr. Barger has a B.S. degree from the United States Naval Academy and an M.B.A. from the University of Pennsylvania, Wharton School of Business.  Mr. Barger is a director of Gardner Denver, Inc. Gardner Denver is a publicly held company that designs, manufactures, and markets air and gas compressor and vacuum products, and fluid transfer products, and the Quanex Corporation, a publicly held manufacturer of engineered materials and components for the vehicular products and building products markets.

ITEM 5.05                   Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 7, 2008, the Board of Directors of the Company approved the Company’s Corporate Code of Conduct attached hereto as Exhibit 14.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       Precision Aerospace Components, Inc.

Date:   August 12, 2008                                                                                                                                                                              By: /s/ Andrew S. Prince
                                                                                                             Andrew S. Prince
                                                                                                             Chief Executive Officer

Exhibit

14.1           Corporate Code of Conduct